UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 28  2010

Cephas Holding Corp

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

38-3399098

(Commission File Number)

            (IRS Employer Identification Number)

2942 North 24th Street Ste. 114-508 Phoenix, AZ 85016

(Address of Principal Executive Offices)

734-274-5845

(Registrant’s Telephone Number, Including Area Code)

.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

On September 15, 2010, (1) Auditor  Silberstein Ungar, PLLC (“S&U”) resigned  as Cephas Holding Corps independent accountant responsible for auditing its financial statements the Company  (2) retained Peter Messineo CPA as its new independent accountants.

Silberstein Ungar report on the financial statements of Cephas Holding Corp   for the years ended December  31, 2009 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that their reports for each of the years ended December 31, 2009 included an explanatory paragraph stating that the company was a development-stage company and had not yet begun operations nor raised any monies to fund such operations. These factors raised substantial doubt as to the company's ability to continue as a going concern.

The company’s   decision to r retain Peter Messineo was unanimously approved by Cephas Holdings’ board of directors.

From the date of the last audited financial statements through the date of dismissal, Cephas Holding Corp had no disagreements, whether or not resolved, Silberstein Ungar on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved the Silberstein Ungar’s satisfaction, would have caused Silberstein Ungar to make reference to the subject matter of the disagreement in connection with its report. There were no events otherwise reportable under Item 304(a)(1)(iv) of Regulation S-B.

During the most recent fiscal year of Cephas Holding Corp did not consult Silberstein Ungar regarding the application of accounting principles, to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on Cephas Holding Corp’s financial statements.

Cephas Holding Corp provided Silberstein Ungar with a copy of this report. Attached as Exhibit 16.1 is a copy of a letter from Silberstein Ungar  agreeing with the statements made in this report.

Item 9

Financial Statements and Exhibits.

Exhibit No.

Description

16.1

Letter dated September 28, 2010, from Silberstein Ungar the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cephas Holding Corp

Dated:

September 28, 2010

By:

Peter Klamka

Peter Klamka, President

Exhibit 16.1

Silberstein Ungar, PLLC CPAs and Business Advisors

Phone (248) 203-0080

Fax (248) 281-0940

30600 Telegraph Road, Suite 2175

Bingham Farms, MI 48025-4586

www.sucpas.com

September 28, 2010

U.S. Securities and Exchange Commission

100 F. Street, NE

Washington, DC 20549-7561

Re: Cephas Holding Corp. -- SEC File No. 000-24835

Dear Ladies and Gentlemen:

We have read the statements of Cephas Holding Corp. in Item 4.01 on Form 8-K to be filed on or about September 28, 2010 and are in agreement with such statements as they pertain to our firm.  We have no basis to agree or disagree with other statements of the registrant contained therein.

Yours truly,

/s/ Silberstein Ungar, PLLC

Silberstein Ungar, PLLC